UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 8, 2021 (April 8, 2021)

PAR Technology Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-09720	16-1434688
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PAR Technology Park, 8383 Seneca Turnpike, New Hartford, New York 13413-4991
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (315) 738-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	PAR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A amends the Current Report on Form 8-K (the “Original 8-K”) filed by PAR Technology Corporation (“PAR Technology”) on April 8, 2021, disclosing the completion of the merger of Punchh Inc., a Delaware corporation (“Punchh”), with and into an indirect wholly owned subsidiary of PAR Technology, with Punchh surviving the merger.

Under Item 9.01 of the Original 8-K, PAR Technology stated that (a) the financial statements required by Item 9.01 would be filed by amendment to the Original 8-K no later than 71 days after the date on which the Original 8-K was required to be filed, and (b) the pro forma financial information required by Item 9.01 would be filed by amendment to the Original 8-K no later than 71 days after the date on which the Original 8-K was required to be filed. Accordingly, this Current Report on Form 8-K/A amends and supplements the Original 8-K to include the financial statements of Punchh and the pro forma financial information required by Item 9.01.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Punchh for the year ended December 31, 2020, and the unaudited condensed consolidated financial statements of Punchh for the three months ended March 31, 2021 and 2020 are set forth in Exhibits 99.1 and 99.2, respectively, and are incorporated by reference into this Item 9.01(a).

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined consolidated balance sheet of PAR Technology as of March 31, 2021 and the unaudited pro forma condensed combined consolidated statements of operations of PAR Technology for the year ended December 31, 2020 and the three months ended March 31, 2021 are set forth in Exhibit 99.3 hereto and are incorporated by reference into this Item 9.01(b).

(d)	Exhibits.

Exhibit No.	Exhibit Description
23.1	Consent of SingerLewak LLP.

99.1	Audited consolidated financial statements of Punchh Inc. for the year ended December 31, 2020.

99.2	Unaudited condensed consolidated financial statements of Punchh Inc. for the three months ended March 31, 2021 and 2020.

99.3
Unaudited pro forma condensed combined balance sheet of PAR Technology Corporation as of March 31, 2021 and unaudited pro forma condensed combined statements of operations of PAR Technology Corporation for the year ended December 31, 2020 and the three months ended March 31, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAR TECHNOLOGY CORPORATION
(Registrant)

Date: June 24, 2021	/s/ Bryan A. Menar
Bryan A. Menar
Chief Financial and Accounting Officer
(Principal Financial Officer)